                                                                     EXHIBIT 4.1

                               INTEGRAL SYSTEMS

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF MARYLAND


            NUMBER                                                SHARES
            ------                                                ------




                                                            CUSIP 45810H 10 7



THIS IS TO CERTIFY THAT ________________________________________ is the owner of

________________________________________________________________________________

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                         OF THE PAR VALUE OF $.01 EACH

                             INTEGRAL SYSTEMS, INC.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


(DATE)



                    SECRETARY                (SEAL)            PRESIDENT

The following abbreviations, when used in the inscription, on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT_____________Custodian__________
TEN ENT - as tenants by the entireties                              (Cust)               (Minor)
JT TEN  - as joint tenants with right                               under Uniform Gifts to Minors
          of survivorship and not as tenants                        Act__________________________
          in common                                                             (State)

Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED _______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


______________________________________


________________________________________________________________________________
                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                    INCLUDING POSTAL ZIP CODE OF ASSIGNEE.)


________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________ Shares of
the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint


______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ________________________________



                                _____________________________________________
                                NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.